Shareholders' Equity	12 Months Ended
Jun. 29, 2014
Shareholders' Equity

Shareholders’ Equity

We have 12,000,000 shares of authorized common stock, par value $.01 per share, with 3,484,816 and 3,372,029 shares outstanding at June 29, 2014 and June 30, 2013, respectively. Holders of our common stock are entitled to one vote for each share on all matters voted on by shareholders.

Our Board of Directors authorized a stock repurchase program to buy back up to 3,839,395 outstanding shares as of June 29, 2014. As of June 29, 2014, 3,655,322 shares have been repurchased under this program at a cost of approximately $136.4 million. No shares were repurchased under this program during 2014 or 2013.